              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

       Morgan Stanley Municipal Income Opportunities Trust III
       -------------------------------------------------
       (Name of Registrant as Specified in its Charter)

       Lou Anne D. McInnis
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

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4)  Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    or the Form or Schedule and the date of its filing.

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4)  Date Filed:

                                 MORGAN STANLEY
                    MUNICIPAL INCOME OPPORTUNITIES TRUST III

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 26, 2005

     The Annual Meeting of Shareholders of MORGAN STANLEY MUNICIPAL INCOME
OPPORTUNITIES TRUST III (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, New York
10020, on October 26, 2005 at 9:00 a.m., New York City time, for the following purposes:

         1. To elect four Trustees to serve until the year 2008 Annual Meeting or, in each case, until their successors shall have been elected and qualified; and

         2. To transact such other business as may properly come before the
     Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on August 24, 2005 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.
Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement)
you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                                  MARY E. MULLIN,
                                                    Secretary

September 20, 2005
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

    YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING
  FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
  PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND
  RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE
  REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF
  MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE
  TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY
  FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED
  VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                    MUNICIPAL INCOME OPPORTUNITIES TRUST III

              1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 26, 2005

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of MORGAN STANLEY MUNICIPAL
INCOME OPPORTUNITIES TRUST III ("OIC") (the "Trust"), for use at the Annual
Meeting of Shareholders of the Trust to be held on October 26, 2005 (the
"Meeting"), and at any adjournments thereof. The first mailing of this Proxy
Statement is expected to be made on or about September 22, 2005.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares
("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of the Trust
("Shareholders") will be voted for each of the nominees for election as Trustee.
A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the
Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Shareholders of record of the Trust as of the close of business on August
24, 2005, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each Share held and a fractional vote for a fractional Share. On the
Record Date there were 8,741,496 Shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5%
of the outstanding Shares of the Trust on that date. The percentage ownership of
Shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of Shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley
Investment Advisors" or the "Investment Adviser"), Morgan Stanley Trust
("Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley
Services" or the "Administrator") and/or Morgan Stanley DW Inc. ("Morgan Stanley
DW"), without special compensation therefor. In addition, the Trust may employ
Computershare Fund Services, Inc. ("Computershare") to make telephone calls to
Shareholders to remind them to vote. The Trust may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, the Trust would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by
Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent and/or Computershare may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this
Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or
Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Computershare, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephone vote by Computershare, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and
$3.25 per outbound or inbound telephone contact and costs relating to obtaining
Shareholders' telephone numbers and providing additional materials upon
Shareholder request, which would be borne by the Trust.

     Only one copy of this Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was delivered. Should any
Shareholder wish to receive a separate Proxy Statement or should Shareholders sharing an address wish to receive a single Proxy Statement in the future, please contact (800) 869-NEWS (toll-free).

                             ELECTION OF TRUSTEES

     The number of Trustees has been fixed by the Trustees, pursuant to the
Trust's Declaration of Trust, at nine. There are presently nine Trustees. At the
Meeting, pursuant to the Trust's Declaration of Trust, four nominees (Wayne E.
Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns and Fergus Reid) are standing for election at this Meeting to serve until the year 2008 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.

     Seven of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E.
Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus
Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of
1940, as amended (the "1940 Act"). The other two current Trustees, Charles A.
Fiumefreddo and James F. Higgins, are "interested trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the
Trust and Morgan Stanley Investment Advisors and thus, are not Independent
Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the

nominees for positions as Independent Trustees, by the Independent Trustees now
serving. All of the Trustees have previously been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: Wayne E.
Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns and Fergus Reid. Should any of
the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent
Trustee nominee, as the Independent Trustees of the Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. The election of the nominees listed above requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Trust's Declaration of Trust, the
Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

     The Board of Trustees previously has determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I-Messrs. Bozic,
Fiumefreddo and Higgins; Class II-Messrs. Hedien, Johnson, Kearns and Reid; and
Class III-Messrs. Garn and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class II Trustees are standing for election at this Meeting and will, if elected, serve until the year 2008 Annual
Meeting or, in each case, until their successors shall have been elected and qualified.

     The Board of the Trust consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the
Investment Adviser (the "Retail Funds") and certain of the funds advised by
Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the
"Institutional Funds"). The table below sets forth the following information as of December 31, 2004 regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trust, and each of their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex
(defined below) overseen by each Trustee or nominee Trustee and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the
Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to,
Morgan Stanley Investment Management Inc.).

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                 FUND
                               POSITION(S)     LENGTH OF                                        COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        THE TRUST       SERVED*                 PAST 5 YEARS**        BY TRUSTEE           BY TRUSTEE
----------------------------- ------------- -------------- -------------------------------- -------------- -------------------------

Michael Bozic (64)            Trustee       Since          Private investor; Director or         197       Director of various
c/o Kramer Levin                            April 1994     Trustee of the Retail Funds                     business organizations.
Naftalis & Frankel LLP                                     (since April 1994) and the
Counsel to the                                             Institutional Funds (since
Independent Trustees                                       July 2003); formerly Vice
1177 Avenue of the Americas                                Chairman of Kmart Corporation
New York, NY 10036                                         (December 1998-October 2000),
                                                           Chairman and Chief Executive
                                                           Officer of Levitz Furniture
                                                           Corporation (November
                                                           1995-November 1998) and
                                                           President and Chief Executive
                                                           Officer of Hills Department
                                                           Stores (May 1991-July 1995);
                                                           formerly variously Chairman,
                                                           Chief Executive Officer,
                                                           President and Chief Operating
                                                           Officer (1987-1991) of the
                                                           Sears Merchandise Group of
                                                           Sears, Roebuck & Co.

Edwin J. Garn (72)            Trustee       Since          Consultant; Director or               197       Director of Franklin
1031 N. Chartwell Court                     January 1993   Trustee of the Retail Funds                     Covey (time management
Salt Lake City, UT 84103                    (OIB); Since   (since January 1993) and the                    systems), BMW Bank of
                                            Inception      Institutional Funds (since                      North America, Inc.
                                            (IMS and       July 2003); member of the Utah                  (industrial loan
                                            ICS)           Regional Advisory Board of                      corporation, Escrow Bank
                                                           Pacific Corp. (utility                          USA (industrial loan
                                                           company); formerly Managing                     corporation)), United
                                                           Director of Summit Ventures                     Space Alliance (joint
                                                           LLC (lobbying and consulting                    venture between Lockheed
                                                           firm) (2000-2004); United                       Martin and the Boeing
                                                           States Senator (R-Utah)                         Company) and Nuskin Asia
                                                           (1974-1992) and Chairman,                       Pacific (multilevel
                                                           Senate Banking Committee                        marketing); member of the
                                                           (1980-1986), Mayor of Salt                      board of various civic
                                                           Lake City, Utah (1971-1974),                    and charitable
                                                           Astronaut, Space Shuttle                        organizations.
                                                           Discovery (April 12-19, 1985),
                                                           and Vice Chairman, Huntsman
                                                           Corporation (chemical
                                                           company).

Wayne E. Hedien (71)          Trustee       Since          Retired; Director or Trustee          197       Director of The PMI
c/o Kramer Levin                            September      of the Retail Funds (since                      Group Inc. (private
Naftalis & Frankel LLP                      1997           September 1997) and the                         mortgage insurance);
Counsel to the                                             Institutional Funds (since                      Trustee and Vice
Independent Trustees                                       July 2003); formerly                            Chairman of The Field
1177 Avenue of the Americas                                associated with the Allstate                    Museum of Natural
New York, NY 10036                                         Companies (1966-1994), most                     History; director of
                                                           recently as Chairman of The                     various other business
                                                           Allstate Corporation (March                     and charitable
                                                           1993-December 1994) and                         organizations.
                                                           Chairman and Chief Executive
                                                           Officer of its wholly-owned
                                                           subsidiary, Allstate Insurance
                                                           Company (July 1989-December 1994).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
     Institutional Funds, as applicable.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                               POSITION(S)     LENGTH OF                                       COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        THE TRUST       SERVED*             PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
----------------------------- ------------- -------------- -------------------------------- -------------- -------------------------

Dr. Manuel H. Johnson (56)    Trustee       Since July        Senior Partner,                    197       Director of NVR, Inc.
c/o Johnson Smick                           1991 (OIB);       Johnson Smick                                (home construction);
Group Inc.                                  Since             International, Inc.,                         Director of KFX Energy;
888 16th Street, N.W.                       Inception of      a consulting firm;                           Director of RBS
Suite 740                                   the Fund          Chairman of the                              Greenwich Capital
Washington, D.C. 20006                      (IMS and          Audit Committee and                          Holdings (financial
                                            ICS)              Director or Trustee                          holding company).
                                                              of the Retail Funds
                                                              (since July 1991)
                                                              and the
                                                              Institutional Funds
                                                              (since July 2003);
                                                              Co-Chairman and a
                                                              founder of the Group
                                                              of Seven Council
                                                              (G7C), an
                                                              international
                                                              economic commission;
                                                              formerly Vice
                                                              Chairman of the
                                                              Board of Governors
                                                              of the Federal
                                                              Reserve System and
                                                              Assistant Secretary
                                                              of the U.S.
                                                              Treasury.

Joseph J. Kearns (63)         Trustee       Since July        President, Kearns &                198       Director of Electro Rent
c/o Kearns & Associates LLC                 2003              Associates LLC                               Corporation (equipment
PMB754                                                        (investment                                  leasing), The Ford Family
23852 Pacific Coast                                           consulting); Deputy                          Foundation, and the
Highway                                                       Chairman of the                              UCLA Foundation.
Malibu, CA 90265                                              Audit Committee and
                                                              Director or Trustee
                                                              of the Retail Funds
                                                              (since July 2003)
                                                              and the
                                                              Institutional Funds
                                                              (since August 1994);
                                                              previously Chairman
                                                              of the Audit
                                                              Committee of the
                                                              Institutional Funds
                                                              (October 2001-July
                                                              2003); formerly CFO
                                                              of the J. Paul Getty
                                                              Trust.

Michael E. Nugent (69)        Trustee       Since July        General Partner of                 197       Director of various
c/o Triumph Capital, L.P.                   1991 (OIB);       Triumph Capital,                             business organizations.
445 Park Avenue                             Since             L.P., a private
New York, NY 10022                          Inception of      investment
                                            the Fund          partnership;
                                            (IMS and          Chairman of the
                                            ICS)              Insurance Committee
                                                              and Director or
                                                              Trustee of the
                                                              Retail Funds (since
                                                              July 1991) and the
                                                              Institutional Funds
                                                              (since July 2001);
                                                              formerly Vice
                                                              President, Bankers
                                                              Trust Company and BT
                                                              Capital Corporation
                                                              (1984-1988).

Fergus Reid (73)              Trustee       Since             Chairman of Lumelite               198       Trustee and Director of
c/o Lumelite Plastics                       July 2003         Plastics                                     certain investment
Corporation                                                   Corporation;                                 companies in the
85 Charles Colman Blvd.                                       Chairman of the                              JPMorgan Funds complex
Pawling, NY 12564                                             Governance Committee                         managed by J.P. Morgan
                                                              and Director or                              Investment Management
                                                              Trustee of the                               Inc.
                                                              Retail Funds (since
                                                              July 2003) and the
                                                              Institutional Funds
                                                              (since June 1992).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
     Institutional Funds, as applicable.

INTERESTED TRUSTEES

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                                NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                POSITION(S)    LENGTH OF                                        COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN    OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE         THE TRUST      SERVED*               PAST 5 YEARS**           BY TRUSTEE         BY TRUSTEE
------------------------------ ------------- ------------- --------------------------------- -------------- ------------------------

Charles A. Fiumefreddo (72)    Chairman of   Since July    Chairman and Director or Trustee      197         None.
c/o Morgan Stanley Trust       the Board     1991 (OIB);   of the Retail Funds (since July
Harborside Financial Center,   and Trustee   Since         1991) and the Institutional Funds
Plaza Two,                                   Inception     (since July 2003); formerly Chief
Jersey City, NJ 07311                        (IMS and      Executive Officer of the Retail
                                             ICS)          Funds (until September 2002).

James F. Higgins (57)          Trustee       Since June    Director or Trustee of the Retail     197         Director of AXA
c/o Morgan Stanley Trust                     2000          Funds (since June 2000) and the                   Financial, Inc. and The
Harborside Financial Center,                               Institutional Funds (since July                   Equitable Life
Plaza Two,                                                 2003); Senior Advisor of Morgan                   Assurance Society of
Jersey City, NJ 07311                                      Stanley (since August 2000);                      the United States
                                                           Director of the Distributor and                   (financial services).
                                                           Dean Witter Realty Inc.;
                                                           previously President and Chief
                                                           Operating Officer of the Private
                                                           Client Group of Morgan Stanley
                                                           (May 1999-August 2000), and
                                                           President and Chief Operating
                                                           Officer of Individual Securities
                                                           of Morgan Stanley (February
                                                           1997-May 1999).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
     Institutional Funds, as applicable.

OFFICERS OF THE TRUST

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE TRUST            TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- --------------------- --------------------- ----------------------------------------------------------

Ronald E. Robison (66)        President; Executive  Since April 2003      President of the Morgan Stanley Institutional and
1221 Avenue of the Americas   Vice President and                          Retail Funds (since September 2005); Principal Executive
New York, NY                  Principal Executive                         Officer of Funds in the Fund complex (since May 2003);
                              Officer                                     Managing Director of Morgan Stanley & Co. Incorporated,
                                                                          Morgan Stanley Investment Management Inc. and Morgan
                                                                          Stanley; Managing Director and Director of Morgan
                                                                          Stanley Investment Management Inc. and Morgan
                                                                          Stanley Distribution, Inc.; Managing Director, Chief
                                                                          Administrative Officer and Director of the Investment
                                                                          Adviser and the Administrator; Director of the Transfer
                                                                          Agent; Managing Director and Director of the Distributor;
                                                                          Executive Vice President and Principal Executive Officer
                                                                          of the Institutional Funds (since July 2003) and the
                                                                          Retail Funds (since April 2003); Director of Morgan
                                                                          Stanley SICAV (since May 2004); Executive Vice President
                                                                          and Principal Executive Officer of the Van Kampen Funds;
                                                                          previously President and Director of the Institutional
                                                                          Funds (March 2001-July 2003) and Chief Global Operations
                                                                          Officer of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62)      Vice President        Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                               Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                        Management Inc.; Chief Investment Officer of the Van
                                                                          Kampen Funds; Vice President of the Institutional Funds
                                                                          (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)               Vice President        Since February 1997   General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                                               (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                        Management; Managing Director (since December 2000),
                                                                          Secretary (since February 1997) and Director (since
                                                                          July 1998) of the Investment Adviser and the
                                                                          Administrator; Assistant Secretary of Morgan Stanley DW;
                                                                          Vice President of the Institutional Funds (since July
                                                                          2003); Managing Director, Secretary and Director of the
                                                                          Distributor; previously Secretary (February 1997-April
                                                                          2004) of the Retail Funds and General Counsel (February
                                                                          1997-April 2004) of the Retail Funds; Vice President and
                                                                          Assistant General Counsel of the Investment Adviser and
                                                                          the Administrator (February 1997-December 2001).

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE TRUST            TIME SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ----------------- ------------------------- ---------------------------------------------------------

Amy R. Doberman (43)           Vice President    Since July 2004           Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                                Management; Managing Director of Morgan Stanley
New York, NY 10020                                                         Investment Management Inc. and the Investment Adviser,
                                                                           Vice President of the Institutional and Retail Funds
                                                                           (since July 2004); Vice President of the Van Kampen Funds
                                                                           (since August 2004); previously, Managing Director and
                                                                           General Counsel -- Americas, UBS Global Asset Management
                                                                           (July 2000-July 2004) and General Counsel, Aeltus
                                                                           Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)              Chief             Since October             Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Compliance        2004                      Morgan Stanley Investment Management (since October
New York, NY 10020             Officer                                     2004); Executive Director of the Investment Adviser and
                                                                           Morgan Stanley Investment Management Inc.; formerly
                                                                           Assistant Secretary and Assistant General Counsel of the
                                                                           Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Vice President    Since July 2003           Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                                Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                         Investment Adviser; Vice President of the Institutional
                                                                           Funds (since December 1997) and the Retail Funds (since
                                                                           July 2003); formerly practiced law with the New York law
                                                                           firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)          Treasurer and     Treasurer since           Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief       Administrator (since December 2001); previously, Vice
Harborside Financial Center,   Officer           Financial Officer since   President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                       September 2002            Vice President of the Investment Adviser and the
Jersey City, NJ 07311                                                      Administrator (August 2000-November 2001) and Senior
                                                                           Manager at PricewaterhouseCoopers LLP
                                                                           (January 1998-August 2000).

Thomas F. Caloia (59)          Vice President    Since July 2003           Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                   Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,                                               the Administrator; previously Treasurer of the Retail
Plaza Two,                                                                 Funds (April 1989-July 2003); formerly First Vice
Jersey City, NJ 07311                                                      President of the Investment Adviser, the Distributor and
                                                                           the Administrator.

Mary E. Mullin (38)            Secretary         Since July 2003           Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                                Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                         Investment Adviser; Secretary of the Institutional Funds
                                                                           (since June 1999) and the Retail Funds (since July 2003);
                                                                           formerly practiced law with the New York law firms of
                                                                           McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                           Meagher & Flom LLP.

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds as applicable.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) as of December 31, 2004 is shown below.

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST         BY TRUSTEE IN FAMILY OF INVESTMENT
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2004)                  COMPANIES (AS OF DECEMBER 31, 2004)
------------------------ ------------------------------------------------ -----------------------------------------------

INDEPENDENT:
Michael Bozic                                  None                                        over $100,000
Edwin J. Garn                                  None                                        over $100,000
Wayne E. Hedien                                None                                        over $100,000
Dr. Manuel H. Johnson                          None                                        over $100,000
Joseph J. Kearns(1)                            None                                        over $100,000
Michael E. Nugent                              None                                        over $100,000
Fergus Reid(1)                                 None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                         None                                        over $100,000
James F. Higgins                               None                                        over $100,000

----------
(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "disinterested" or "independent"
Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds'
Boards, such individuals may reject other attractive assignments because the
Retail Funds make substantial demands on their time. All of the Independent
Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees of the Trust has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firms'
duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm

                                       10

and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm;
considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

     The members of the Audit Committee of the Trust are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Trust's Audit
Committee is an "interested person," as defined under the 1940 Act (with such disinterested Trustees being "Independent Trustees" or individually,
"Independent Trustee"). Each Independent Trustee is also "independent" from the
Trust under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Trust is Dr. Manuel H.
Johnson. The current Deputy Chairman of the Audit Committee of the Trust is Mr.
Joseph J. Kearns. The Board of Trustees for the Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee Charter is attached to this
Proxy Statement as Appendix A.

     The Board of Trustees of the Trust also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Trust's Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust's Independent Trustees as candidates for election as Independent Trustees, advises the Trust's Board with respect to Board composition, procedures and committees, develops and recommends to the Trust's Board a set of corporate governance principles applicable to the
Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust's Board of Trustees and any Board committees and oversees periodic evaluations of the Trust's Board and its committees. The members of the Governance Committee of the Trust are currently
Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent
Trustee. The current Chairman of each Governance Committee is Fergus Reid. The
Board of Trustees for the Trust has adopted a formal written charter for the
Governance Committee which sets forth the Governance Committee's responsibilities. A copy of the Governance Committee Charter is attached to this
Proxy Statement as Appendix B.

     The Trust does not have a separate nominating committee. While the Trust's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Trust for which the Independent Trustee serves.
Persons recommended by the Trust's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust's Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from
Shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and
Hedien are Independent Trustees. The current Chairman of the Insurance Committee is Mr. Michael E. Nugent.

                                       11

     The following chart sets forth the number of meetings of the Board, the
Independent Trustees, the Audit Committee, the Insurance Committee and the
Governance Committee of the Trust during its most recent fiscal year. For the
2005 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee was a member of the Board.

       NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                            BOARD OF   INDEPENDENT     AUDIT     INSURANCE   GOVERNANCE
                  FISCAL    TRUSTEES     TRUSTEES    COMMITTEE   COMMITTEE   COMMITTEE
NAME OF TRUST    YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS    MEETINGS
--------------- ---------- ---------- ------------- ----------- ----------- -----------

OIC ...........  03/31/05      22           4            10          7            3

     For annual or special meetings, Trustees may but are not required to attend the meeting; and for the Trust's last annual shareholder meeting, no Trustees attended the meeting.

AUDIT COMMITTEE REPORT

     At the meeting held on October 28, 2004, the Board of Trustees of the
Trust, including a majority of the Trustees who are not "interested persons" of the Trust, as defined under the 1940 Act, acting on the recommendation of the
Audit Committee of the Trust, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for the Trust for the fiscal year ended March 31, 2005 for the Trust.

     The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards
No. 61. Based on this review, the Audit Committee recommended to the Board of
Trustees that the Trust's audited financial statements be included in the
Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under
Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

                                              The Audit Committee

                                              Dr. Manuel H. Johnson (Chairman)
                                              Joseph J. Kearns (Deputy
                                              Chairman)
                                              Michael Bozic
                                              Edwin J. Garn
                                              Wayne E. Hedien
                                              Michael E. Nugent
                                              Fergus Reid

     Representatives from Deloitte & Touche LLP are expected to be present at the Meeting. Shareholders will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available to respond to appropriate questions.

                                       12

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL
FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees and the Trust's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as
Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Trust's Board of Trustees. Shareholders should send communications intended for the Trust's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at the management's discretion based on the matters contained therein.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the Funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this
Proxy Statement, each Trustee is in compliance with the policy. As of June 30,
2005, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $32.4 million. This amount includes compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or
Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than one percent of the Trust's shares of beneficial interest outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the
Trust's executive officers and Trustees, and beneficial owners of more than 10%
of its shares, make certain filings on a timely basis under Section 16(a) of the
Exchange Act. Based solely on the Trust's review of copies of such reports of ownership

                                       13

furnished to the Trust, the Trust believes that during the past fiscal year all of its officers, Trustees and greater than 10% beneficial holders complied with all applicable filing requirements.

COMPENSATION OF INDEPENDENT TRUSTEES

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent
Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent
Trustee who attended all six meetings would receive total compensation of
$180,000 for serving the Trust. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the
Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and
Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as
Chairman of the Board of the Retail Funds and the Institutional Funds and for
administrative services provided to the Board of Trustees.

     The Trust also reimburses the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Trust for their services as Trustee.

     Effective April 1, 2004, the Trust began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

                                       14

     The following table shows aggregate compensation payable to the Trust's
Trustees from the Trust for the fiscal year ended March 31, 2005 and the aggregate compensation payable to the Trust's Trustees by the Fund Complex
(which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                                           NUMBER OF PORTFOLIOS
                                           TOTAL            IN THE FUND COMPLEX     TOTAL COMPENSATION
                                     COMPENSATION FROM    FROM WHICH THE TRUSTEE      FROM THE FUND
NAME OF INDEPENDENT TRUSTEE              THE TRUST       RECEIVED COMPENSATION(5)       COMPLEX(5)
---------------------------              ---------       ------------------------       ----------

Michael Bozic(1)(3) ...............          97                    197                   $178,000
Edwin J. Garn(1)(3) ...............          97                    197                    178,000
Wayne E. Hedien(1)(2) .............          97                    197                    178,000
Dr. Manuel H. Johnson(1) ..........         131                    197                    238,000
Joseph J. Kearns(1)(4) ............         120                    198                    211,000
Michael E. Nugent(1)(2) ...........         114                    197                    208,000
Fergus Reid(1)(3) .................         114                    198                    213,000

NAME OF INTERESTED TRUSTEE
--------------------------
Charles A. Fiumefreddo(2) .........         207                    197                    360,000
James F. Higgins ..................           0                    197                          0

----------
(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Trust, had adopted a retirement program under which an Independent
Trustee who retired after serving for at least five years as an Independent
Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2004, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible
Trustee's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the
Trust's Independent Trustees for the fiscal year ended March 31, 2005 and by the
Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Trust as of March 31, 2005 and from the Adopting Funds as of December 31, 2004. Messrs. Kearns and Reid did not participate in the retirement program.

                                       15

                                                            ESTIMATED ANNUAL
                                   RETIREMENT BENEFITS          BENEFITS
                                   ACCRUED AS EXPENSES     UPON RETIREMENT(1)
                                  ---------------------   --------------------
                                               BY ALL       FROM      FROM ALL
                                   BY THE     ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE         TRUST       FUNDS       TRUST      FUNDS
---------------------------       --------   ----------   --------   ---------

Michael Bozic .................     $422      $19,437      $  997     $46,871
Edwin J. Garn .................      401       28,779         984      46,917
Wayne E. Hedien ...............      819       37,860         844      40,020
Dr. Manuel H. Johnson .........      410       19,701       1,451      68,630
Michael E. Nugent .............      739       35,471       1,299      61,377

------------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. is the Trust's investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020.
Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan
Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

     The Principal Executive Officers of Morgan Stanley Investment Advisors are
Owen D. Thomas, President and Chief Executive Officer, Ronald E. Robison,
Managing Director, Chief Administrative Officer and Director, and Barry Fink,
Managing Director, Secretary and Director. Mr. Thomas is currently a Managing
Director of Morgan Stanley. The principal occupations of Messrs. Robison and
Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the
Americas, New York, New York 10020.

     Morgan Stanley Services Company Inc. (the "Administrator"), a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of the Trust pursuant to an administration agreement. The Investment Adviser and the
Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

                                       16

         FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT FEES

     The aggregate fees for professional services billed by Deloitte & Touche
LLP in connection with the annual audit and review of financial statements of the Trust for its fiscal years ended March 31, 2004 and March 31, 2005, were approximately $27,830 and $29,002, respectively.

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of the Trust's financial statements for the fiscal years ended
March 31, 2004 and 2005, were approximately $684 and $452, respectively, for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for the Trust for the fiscal years ended
March 31, 2004 and 2005, were approximately $4,134 and $4,585, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Trust.

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Trust for the fiscal years ended March
31, 2004 and 2005.

AUDIT COMMITTEE PRE-APPROVAL

     The Trust's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Trust by the Trust's independent registered public accounting firm. The Audit Committee Audit and
Non-Audit Pre-Approval Policy and Procedures requires the Trust's Audit
Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit and the tax services described above for which Deloitte & Touche LLP billed the Trust's fees for the fiscal year ended March 31, 2005 were pre-approved by the Audit
Committee.

AGGREGATE NON-AUDIT FEES PAID BY THE INVESTMENT ADVISER AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte &
Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment
Adviser for the fiscal years ended March 31, 2004 and 2005 amounted to approximately $4 million and $5.5 million, respectively. Such services for the
2004 and 2005 fiscal years included: (i) audit-related fees of approximately
$3.4 million and $3.2 million, respectively, for the issuance of

                                       17

a report under Statement on Accounting Standards No. 70 titled "Reports on the
Processing of Transactions by Service Organizations" and (ii) all other fees of approximately $652,000 and $24,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of the Trust has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment
Adviser is compatible with maintaining the independence of Deloitte & Touche
LLP.

                            ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders must be received no later than June 25, 2006, for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                             REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT FOR ITS FISCAL YEAR ENDED MARCH 31,
2005, HAS BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE
UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL
CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE
1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy
Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this proxy statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

     The management of the Trust knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the

                                       18

attached form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with

                       By Order of the Board of Trustees

                                 MARY E. MULLIN
                                   Secretary

                                       19

                 (This page has been left blank intentionally.)

                                                                      APPENDIX A

                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services
Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit
Committee").

1.   Structure and Membership Requirements:

     1.01      The Audit Committee shall consist of at least three "independent"
               directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard
               303.01(2) and (3).

     1.02      Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19)
               of the Investment Company Act of 1940.

     1.03      Each member of the Audit Committee shall be "financially
               literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the
               Audit Committee.

     1.04      At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2.   Meetings:

     2.01      The Audit Committee shall meet at least twice each calendar year.

3.   Duties and Powers:

     3.01      Each Fund's outside auditor is ultimately accountable to the
               Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and
               responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

     3.02      The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

     3.03      The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

     3.04      The Audit Committee shall review the independence of the outside auditor, including:

               (a) ensuring that the outside auditor submits to the Audit
               Committee, at least annually, a letter delineating all
               relationships between the auditor and the Funds;

               (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

                                      A-1

               (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b)
               above, to the extent necessary and appropriate for the Audit
               Committee to satisfy itself of the outside auditor's
               independence.

     3.05      The Audit Committee shall oversee any other aspects of the Funds'
               audit process as it deems necessary and appropriate.

     3.06      The Audit Committee is empowered to review the Funds' system of internal controls.

     3.07      The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4.   Review of Charter:

     4.01      The Audit Committee shall review and assess the adequacy of this charter annually.

     4.02      Any changes to the charter must be recommended by the Audit
               Committee and approved by the Board.

                                      A-2

                                                                      APPENDIX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                                                    AS ADOPTED ON JULY 31, 2003
                                                              AND AS AMENDED ON
                                                                  APRIL 22, 2004

                                      B-1

1. MISSION STATEMENT

     The Governance Committee (the "Governance Committee") is a committee of the
Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A(1).
The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the
Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2. COMPOSITION

     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01
(2) and (3); (b) is a "disinterested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds'
Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3. MEETING OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance
Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its
discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance
Committee requests.

     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the
Board and the Fund.

4. AUTHORITY

     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

----------
(1)  This Joint Governance Committee Charter has been adopted by each Fund.
     Solely for the sake of clarity and simplicity, this Joint Governance
     Committee Charter has been drafted as if there is a single Fund, a single
     Governance Committee and a single Board. The terms "Governance Committee,"
     "Trustees" and "Board" mean the Governance Committee, Trustees and the
     Board of each Fund, respectively, unless the context otherwise requires.
     The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                                      B-2

5. GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

     a.  Board Candidates and Nominees

         The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

         i.    evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

         ii.   recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the
               Fund's organizational documents. Persons recommended by the
               Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the
               Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

         iii.  review the suitability for continued service as a
               trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the
               Independent Trustee should be re-nominated by the Independent
               Trustees.

     b.  Corporate Governance

         The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

         i.    monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

               (1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment
                    Company Act of 1940, as amended ("the 1940 Act"), and the
                    NYSE;

               (2)  trustee/director duties and responsibilities;

               (3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

               (4)  trustee/director orientation and continuing education;

         ii.   review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

                                      B-3

         iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the
               Board; and

     c.  Periodic Evaluations

         The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance
         Committee shall establish procedures to allow it to exercise this oversight function.

         In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance
         Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following:
         the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

         The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the
         Board's or a Committee's policies or procedures. This report may be written or oral.

6. EVALUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance
Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the
Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance
Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                      B-4

                                    EXHIBIT A
                                    ---------

                                    FUND LIST
                                    ---------

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                 AUGUST 31, 2005

RETAIL FUNDS
------------

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS
--------------------------

1.  Active Assets Government Securities Trust
2.  Active Assets Institutional Government Securities Trust
3.  Active Assets Institutional Money Trust
4.  Active Assets Money Trust
5.  Morgan Stanley Liquid Asset Fund Inc.
6.  Morgan Stanley U.S. Government Money Market Trust

TAX-EXEMPT MONEY MARKET FUNDS
-----------------------------

7.  Active Assets California Tax-Free Trust
8.  Active Assets Tax-Free Trust
9.  Morgan Stanley California Tax-Free Daily Income Trust
10. Morgan Stanley New York Municipal Money Market Trust
11. Morgan Stanley Tax-Free Daily Income Trust

EQUITY FUNDS
------------

12. Morgan Stanley Aggressive Equity Fund
13. Morgan Stanley Allocator Fund
14. Morgan Stanley American Opportunities Fund
15. Morgan Stanley Biotechnology Fund
16. Morgan Stanley Capital Opportunities Trust
17. Morgan Stanley Developing Growth Securities Trust
18. Morgan Stanley Dividend Growth Securities Inc.
19. Morgan Stanley Equally-Weighted S&P 500 Fund
20. Morgan Stanley European Equity Fund Inc.
21. Morgan Stanley Financial Services Trust
22. Morgan Stanley Fund of Funds
       o  Domestic Portfolio
23. Morgan Stanley Fundamental Value Fund
24. Morgan Stanley Global Advantage Fund
25. Morgan Stanley Global Dividend Growth Securities
26. Morgan Stanley Global Utilities Fund
27. Morgan Stanley Growth Fund
28. Morgan Stanley Health Sciences Trust

                                      B-5

29. Morgan Stanley Income Builder Fund
30. Morgan Stanley Information Fund
31. Morgan Stanley International Fund
32. Morgan Stanley International SmallCap Fund
33. Morgan Stanley International Value Equity Fund
34. Morgan Stanley Japan Fund
35. Morgan Stanley KLD Social Index Fund
36. Morgan Stanley Mid-Cap Value Fund
37. Morgan Stanley Nasdaq-100 Index Fund
38. Morgan Stanley Natural Resource Development Securities Inc.
39. Morgan Stanley Pacific Growth Fund Inc.
40. Morgan Stanley Real Estate Fund
41. Morgan Stanley Small-Mid Special Value Fund
42. Morgan Stanley S&P 500 Index Fund
43. Morgan Stanley Special Growth Fund
44. Morgan Stanley Special Value Fund
45. Morgan Stanley Total Market Index Fund
46. Morgan Stanley Total Return Trust
47. Morgan Stanley Utilities Fund
48. Morgan Stanley Value Fund

BALANCED FUNDS
--------------

49. Morgan Stanley Balanced Growth Fund
50. Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND
---------------------

51. Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS
--------------------------

52. Morgan Stanley Convertible Securities Trust
53. Morgan Stanley Flexible Income Trust
54. Morgan Stanley High Yield Securities Inc.
55. Morgan Stanley Income Trust
56. Morgan Stanley Limited Duration Fund
57. Morgan Stanley Limited Duration U.S. Treasury Trust
58. Morgan Stanley Mortgage Securities Trust
59. Morgan Stanley Total Return Income Securities Fund
60. Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS
-----------------------------

61. Morgan Stanley California Tax-Free Income Fund
62. Morgan Stanley Limited Term Municipal Trust
63. Morgan Stanley New York Tax-Free Income Fund
64. Morgan Stanley Tax-Exempt Securities Trust

                                      B-6

SPECIAL PURPOSE FUNDS
---------------------

65. Morgan Stanley Select Dimensions Investment Series
       o  American Opportunities Portfolio
       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio
       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Equally-Weighted S&P 500 Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio
66. Morgan Stanley Variable Investment Series
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

CLOSED-END RETAIL FUNDS
-----------------------

TAXABLE FIXED-INCOME CLOSED-END FUNDS
-------------------------------------

67. Morgan Stanley Government Income Trust
68. Morgan Stanley Income Securities Inc.
69. Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS
----------------------------------------

70. Morgan Stanley California Insured Municipal Income Trust
71. Morgan Stanley California Quality Municipal Securities
72. Morgan Stanley Insured California Municipal Securities
73. Morgan Stanley Insured Municipal Bond Trust
74. Morgan Stanley Insured Municipal Income Trust
75. Morgan Stanley Insured Municipal Securities
76. Morgan Stanley Insured Municipal Trust
77. Morgan Stanley Municipal Income Opportunities Trust

                                      B-7

78. Morgan Stanley Municipal Income Opportunities Trust II
79. Morgan Stanley Municipal Income Opportunities Trust III
80. Morgan Stanley Municipal Premium Income Trust
81. Morgan Stanley New York Quality Municipal Securities
82. Morgan Stanley Quality Municipal Income Trust
83. Morgan Stanley Quality Municipal Investment Trust
84. Morgan Stanley Quality Municipal Securities

INSTITUTIONAL FUNDS
-------------------

OPEN-END INSTITUTIONAL FUNDS
----------------------------

1.  Morgan Stanley Institutional Fund, Inc.

    Active Portfolios:
       o  Active International Allocation Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio
       o  International Small Cap Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

    Inactive Portfolios*:
       o  China Growth Portfolio
       o  Gold Portfolio
       o  Large Cap Relative Value Portfolio
       o  MicroCap Portfolio
       o  Mortgage-Backed Securities Portfolio
       o  Municipal Bond Portfolio
       o  U.S. Equity Plus Portfolio

----------
* Have not commenced or have ceased operations

                                      B-8

2.  Morgan Stanley Institutional Fund Trust

    Active Portfolios:
       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Equity Portfolio
       o  High Yield Portfolio
       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Limited Duration Portfolio
       o  Mid-Cap Growth Portfolio
       o  Municipal Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Small-Cap Value Portfolio
       o  Value Portfolio

    Inactive Portfolios*:
       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  Investment Grade Credit Advisory Portfolio
       o  Mortgage Advisory Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio

3.  The Universal Institutional Funds, Inc.

    Active Portfolios:
       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio

----------
* Have not commenced or have ceased operations

                                      B-9

    Inactive Portfolios*:
       o  Balanced Portfolio.
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio

4.  Morgan Stanley Institutional Liquidity Funds

    Active Portfolios:
       o  Government Portfolio
       o  Money Market Portfolio
       o  Prime Portfolio
       o  Tax-Exempt Portfolio
       o  Treasury Portfolio

    Inactive Portfolios*:
       o  Government Securities Portfolio
       o  Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

5.  Morgan Stanley Asia-Pacific Fund, Inc.
6.  Morgan Stanley Eastern Europe Fund, Inc.
7.  Morgan Stanley Emerging Markets Debt Fund, Inc.
8.  Morgan Stanley Emerging Markets Fund, Inc.
9.  Morgan Stanley Global Opportunity Bond Fund, Inc.
10. Morgan Stanley High Yield Fund, Inc.
11. The Latin American Discovery Fund, Inc.
12. The Malaysia Fund, Inc.
13. The Thai Fund, Inc.
14. The Turkish Investment Fund, Inc.

CLOSED-END FUND OF HEDGE FUNDS

15. Morgan Stanley Institutional Fund of Hedge Funds

IN REGISTRATION
MORGAN STANLEY RETAIL FUNDS

16. Morgan Stanley American Franchise Fund

FUNDS OF HEDGE FUNDS

17. Morgan Stanley Absolute Return Fund
18. Morgan Stanley Institutional Fund of Hedge Funds II

----------
* Have not commenced or have ceased operations

                                      B-10

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                       YOUR PROXY VOTE IS IMPORTANT!

                                       AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                       PHONE OR THE INTERNET.

                                       IT SAVES MONEY! TELEPHONE AND INTERNET
                                       VOTING SAVES POSTAGE COSTS. SAVINGS
                                       WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                       IT SAVES TIME! TELEPHONE AND INTERNET
                                       VOTING IS INSTANTANEOUS - 24 HOURS A
                                       DAY.

                                       IT'S EASY! JUST FOLLOW THESE SIMPLE
                                       STEPS:

                                       1. READ YOUR PROXY STATEMENT AND HAVE
                                       IT AT HAND.

                                       2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                       TO WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                       3. FOLLOW THE RECORDED OR ON-SCREEN
                                       DIRECTIONS.

                                       4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                       VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY       MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITES TRUST III       PROXY
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang, Barry Fink and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust on October 26, 2005 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            --------------------------------------------------
                            999 99999 999 999
                            --------------------------------------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ---------------------------------------------------
                            Signature

                            ---------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------------
                            Date                                 15604_MCE_G

                           (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

1. Election of four (4) Trustees:                      FOR   WITHHOLD  FOR ALL
                                                                       EXCEPT
   01. Wayne E. Hedien   02. Dr. Manuel H. Johnson     [ ]     [ ]       [ ]
   03. Joseph J. Kearns  04. Fergus Reid

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

--------------------------------------------------

                                                                  15604_MCE_G

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY